UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 29, 2004

MTS SYSTEMS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-2382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 9. Regulation FD Disclosure

On January 27, 2004, representatives of MTS Systems Corporation presented to the shareholders of MTS Systems Corporation business, financial, and operational information contained in the document attached as Exhibit 99.1 to this Form 8-K. The contents of this Exhibit are incorporated by reference into this Item 9.

The furnishing of this Exhibit is not intended to, and does not constitute, a determination or admission by MTS Systems Corporation that such furnishing is required by Regulation FD, that the information it contains includes material investor information that is not otherwise publicly available, that the information they contain is material or complete, or that investors should consider this information before making an investment decision with respect to any security of MTS Systems Corporation. MTS Systems Corporation disclaims any intention or obligation to update or revise this information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MTS SYSTEMS CORPORATION (Registrant)
Date: January 29, 2004	By:/s/ Susan E. Knight
Susan E. Knight Vice President and Chief Financial Officer

MTS SYSTEMS CORPORATION
FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Business, financial, and operational information presented to the shareholders of MTS Systems Corporation on January 27, 2004.